UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 9, 2005

Andrx Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-31475	65-1013859

(Commission File Number)	(IRS Employer Identification No.)

4955 Orange Drive, Davie, Florida	33314

(Address of Principal Executive Offices)	(Zip Code)

954-584-0300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On March 9, 2005, Andrx Corporation announced its earnings for the three months and year ended December 31, 2004. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit 99.1 – Press Release dated March 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRX CORPORATION
Date: March 9, 200	By:	/s/ Angelo C. Malahias
Angelo C. Malahias
President